SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                           Filed by the Registrant [x]
                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:
                         [  ] Preliminary Proxy Statement
             [ ] Confidential, for Use of the Commission Only (as permitted by
                     Rule 14a-6(e)(2)
                         [ ] Definitive Proxy Statement
                       [X] Definitive Additional Materials
      [ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                     Strong Conservative Equity Funds, Inc.
                (Name of Registrant as Specified in its Charter)
              _______________________________________________________

         (Name of Person(s) Filing Proxy Statement, if other than Registrant)

                  Payment of Filing Fee (Check the appropriate box):
                  [x]  No fee required.
                  [ ]  Fee computed on table below per Exchange Act
                       Rules 14a-6(i) and 0-11. 1) Title of each class
                       of securities to which transaction applies:
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                  2) Aggregate number of securities to which
                     transaction applies:
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                  3) Per unit price or other underlying value of
                     transaction computed pursuant to Exchange
                     Act Rule 0-11: *
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                  4) Proposed maximum aggregate value of
                     transaction:
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                  5) Total fee paid:
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         * Set forth the amount on which the filing fee is calculated and state how it was determined.

        [  ]     Fee paid previously with preliminary materials.
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                 filing by registration statement number, or the Form or
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                 1) Amount Previously Paid:____________________________________
                 2) Form, Schedule or Registration Statement No.: _____________
                 3) Filing Party: _____________________________________________
                 4) Date Filed: ____________________________

                       MANAGEMENT INFORMATION SERVICES




                        MANAGEMENT INFORMATION SERVICE
                      PROPOSED SCRIPT FOR TELEPHONE VOTING
                         STRONG ADVISOR U.S. VALUE FUND
                         MEETING DATE: OCTOBER 31, 2003


OPENING:

WHEN CONNECTED TO THE TOLL-FREE NUMBER, SHAREHOLDER WILL HEAR:

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"Welcome.  Please enter the control  number located on the upper portion of your proxy card."
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WHEN SHAREHOLDER ENTERS THE CONTROL NUMBER, HE/SHE WILL HEAR:

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"If you received more than one proxy card,  you must vote each card  separately.
You will be prompted for additional cards later in this call. To vote as the STRONG ADVISOR U.S. VALUE FUND Board recommends, press 1 now. To vote otherwise, press 0 now."
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OPTION 1: VOTING AS MANAGEMENT RECOMMENDS

IF SHAREHOLDER ELECTS TO VOTE AS MANAGEMENT RECOMMENDS, HE/SHE WILL HEAR:

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"You  have  voted as the  Board  recommended.  If this is  correct,  press 1. If incorrect, press 0."
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IF SHAREHOLDER PRESSES 0 TO INDICATE AN INCORRECT VOTE, HE/SHE WILL HEAR:

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"To vote as the STRONG ADVISOR U.S. VALUE FUND Board recommends, press 1 now. To vote otherwise, press 0 now."
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IF SHAREHOLDER PRESSES 1 TO INDICATE A CORRECT VOTE, HE/SHE WILL HEAR:

-------------------------------------------------------------------------------
"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
-------------------------------------------------------------------------------

IF SHAREHOLDER PRESSES 1 AND ELECTS TO REVOTE THE CANCELLED VOTE OR VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE "PLEASE ENTER THE CONTROL NUMBER" SPEECH (ABOVE). IF SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

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"Thank you for voting."
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CALL IS TERMINATED.







OPTION 2: VOTING OTHERWISE

IF SHAREHOLDER ELECTS TO VOTE THE PROPOSAL SEPARATELY, HE/SHE WILL HEAR:

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"Proposal 1: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
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WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 1, HE/SHE WILL HEAR:

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"Your vote has been cast as follows (VOTE IS GIVEN).  If this is correct,  press
1. If incorrect, press 0.
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IF SHAREHOLDER PRESSES 0 TO INDICATE AN INCORRECT VOTE, HE/SHE WILL HEAR:

-------------------------------------------------------------------------------
"To vote as the STRONG ADVISOR U.S. VALUE FUND Board recommends, press 1 now. To vote otherwise, press 0 now."
-------------------------------------------------------------------------------

IF SHAREHOLDER PRESSES 1 TO INDICATE A CORRECT VOTE, HE/SHE WILL HEAR:

-------------------------------------------------------------------------------
"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
-------------------------------------------------------------------------------

IF SHAREHOLDER PRESSES 1 AND ELECTS TO REVOTE THE CANCELLED VOTE OR VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE "PLEASE ENTER THE CONTROL NUMBER" SPEECH (ABOVE). IF SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

-------------------------------------------------------------------------------
"Thank you for voting."
------------------------------------------------------------------------------

CALL IS TERMINATED.

(A)Description:MIS Standard E-Delivery Template
(B)Type:N/A
(C)Reply To Address:~MISREPLYTOSTD~
(D)Subject: Strong Funds Shareholder Meeting
(E)CC:N/A
(F)From Mask:Strong Funds

Our records indicate that you have elected to receive statements and regulatory documents via e-mail. This e-mail serves as notice that the proxy materials for the Strong Advisor U.S. Value Fund Special Shareholder Meeting, to be held on October 31, 2003, are available at http://www.estrong.com/strong/pdf_forms/proxy/advisorusvalue.pdf To view the proxy materials, you will need Adobe Acrobat Reader, which is available free of charge at the following Internet site: http://www.adobe.com/products/acrobat/readstep.html.

You can enter your voting instructions at the following Internet site: http://proxy.strong.com. To vote, you will need the control number(s) below. If you have multiple accounts, you must provide voting instructions for each account separately.

~HHBEGIN~
CONTROL NUMBER: ~CNTLNUM~
~HHEND~

To view your eDocuments profile or to unsubscribe from e-mail notifications of statements and regulatory documents, click here:
https://strongone.estrong.com/myStrong/html/login.htm.

If you have questions regarding the proxy or voting, please contact us at 1-800-368-7710.

Thank you for investing with Strong.

                              QUESTIONS AND ANSWERS
                    FOR AGREEMENT WITH MATRIX ASSET ADVISORS


Q:   ARE WE ENTERING INTO AN AGREEMENT WITH MATRIX ASSET ADVISORS, INC.?
A: On August 1, 2003, the Board of Directors of Matrix Advisors Value Fund, Inc. and the Strong Fund's Board of Directors, respectively, approved submitting to shareholders separate proposals that include the following changes:

o The Matrix Advisors Value Fund, managed by David A. Katz, will reorganize into the Institutional Class of the new Strong Matrix Value Fund.

                         REORGANIZES INTO:
   Matrix Advisors Value Fund     Strong Matrix Value Fund - Institutional Class

o    The Portfolio  Manager for the Strong Advisor U.S. Value Fund will be David
     A. Katz of Matrix Asset Advisors, Inc. (Matrix) through a subadvisory agreement between Matrix and Strong.

                             SUBADVISORY AGREEMENT:
  Strong Advisor U.S. Value Fund                     Matrix Asset Advisors, Inc.


Q:   WHAT IS THE TIMELINE FOR THE REORGANIZATION?
A: The reorganization of the Matrix Advisors Value Fund into the Strong Matrix Value Fund, if approved by shareholders, would be effective shortly after the shareholder meeting currently scheduled for October 14, 2003.

Q:   WHAT IS THE TIMELINE FOR THE SUBADVISORY AGREEMENT?
A: The new subadvisory agreement, if approved by shareholders, would be effective shortly after the shareholder meeting currently scheduled for October 31, 2003.

Q: HOW MUCH EXPERIENCE DOES THE LEAD PORTFOLIO MANAGER OF MATRIX ASSET ADVISORS HAVE?
A:   David A. Katz has 17 years investment experience.

Q:   WHAT IS THE INVESTMENT STYLE USED BY MATRIX ASSET ADVISORS?
A: Mr. Katz and his team employ a value process to uncover a diversified portfolio of companies trading at a substantial discount to their business value. Mr. Katz uses proprietary quantitative screening models and employs in-depth fundamental qualitative analysis as part of his disciplined approach to managing money.

Q: WHY HAS IT BEEN RECOMMENDED THAT THE MATRIX ADVISORS VALUE FUND REORGANIZE INTO THE STRONG MATRIX VALUE FUND?
A: If approved, the Fund will fit with Strong's investment model that is structured around independent teams of investment managers organized by asset class. Matrix Asset Advisors will fill a need in our equity lineup and has demonstrated the ability to add value through its proven investment discipline. The Fund has an outstanding track record as evidenced by it being in the top 1% of funds within its Morningstar category over five years (large blend) and a 5-star rating, as of 6/30/03.

Q:   HOW  WILL   CURRENT   MATRIX   FUND   SHAREHOLDERS   BE   AFFECTED  BY  THE
     REORGANIZATION?
A: Existing Fund shareholders should benefit from becoming a part of a widely respected fund family with a reputation for high-quality shareholder service. There will be no material change in the portfolio management of the Fund.

[Picture of Pen] ADVISOR U.S. VALUE FUND PROXY

VOTE NOW-SELECT YOUR PROXY CARD TYPE BELOW
To vote on this proxy, please select the 12- or 14- digit control number button.

[12-Digit Control Number Button] [14-Digit Control Number Button]

At the special shareholder meeting on October 31, 2003, shareholders will vote on whether to approve an investment subadvisory agreement between Strong Capital Management, Inc., the Fund's advisor ("Advisor"), and Matrix Asset Advisors, Inc. ("Subadvisor").

Under the investment subadvisory agreement, the Advisor, not the Fund, will pay a management fee to the Subadvisor. Therefore, the Fund's expenses will not be affected.

ANY PERSON WHO OWNED SHARES OF THE ADVISOR U.S. VALUE FUND AS OF THE CLOSE OF THE NEW YORK STOCK EXCHANGE ON FRIDAY, AUGUST 29, 2003 ("RECORD DATE"), GETS TO VOTE - EVEN IF THE INVESTOR LATER SOLD THE SHARES.
-------------------------------------------------------------------------------

 VOTE NOW

 If you have a 12-DIGIT control number on your proxy card, VOTE HERE. If you have a 14-DIGIT control number on your proxy card, VOTE HERE.

[Picture of Pen] FREQUENTLY ASKED QUESTIONS

WHAT DOES IT MEAN TO BE REPRESENTED BY PROXY?
Being represented by proxy means that you have appointed someone else to act on your behalf--as your proxy--at the shareholder meeting. Your appointed proxy must vote each proposal according to the instructions you provided.

HOW DOES MY FUND'S  BOARD OF DIRECTORS  WANT ME TO VOTE?
The Board of Directors unanimously recommends a vote FOR the proposals.

WITH SO MANY SHAREHOLDERS IN THE FUND, WHY SHOULD I VOTE?
Your vote certainly makes a difference. If shareholders fail to vote their proxies, your fund may not receive enough votes to go forward with its meeting. If this happens, proxies may need to be solicited again.

HOW DO I VOTE?
You may vote in any one of four ways:

[Arrow]BY TOUCH-TONE TELEPHONE
Just call the toll-free number given in your proxy materials and follow the instructions to record your vote. [Arrow]BY COMPUTER Cast your vote online by selecting the appropriate control number button.
[Arrow] BY MAIL
Complete the proxy card and mail it back in the envelope provided. [Arrow] IN PERSON Attend the shareholder meeting and cast your vote in person.

We encourage you to vote by telephone or by Internet as these save costs.

SHOULD I SEND IN THE CARD AND VOTE BY TELEPHONE OR INTERNET?
NO. You need only vote using one method. The only reason for you to vote again would be to change your previous vote.

HOW DO I VOTE ON THE INTERNET?
1 Have your proxy card ready.
2 Select the Strong Fund you are being asked to vote on:
o        Advisor U.S. Value
o        Advisor Mid Cap Growth
o        Large Cap Core
o        Multi Cap Value
3 Follow the instructions on your computer screen.

HOW DO I VOTE BY TELEPHONE?
You need to use a touch-tone telephone.
1 Have your proxy card ready.
2 Dial the toll-free number listed in your proxy materials.
3 Enter the control number found on the card.
4 Follow the instructions in the phone system.

                        STRONG PROXY VOTING INSTRUCTIONS

--------------------------------------- ---------------------------------------
                                        The    accompanying    proxy   statement
                                        outlines an important issue affecting your fund. Please take time to read the accompanying proxy statement, and then cast your vote. There are three ways to vote - choose the method that's most convenient for you.

--------------------------------------- ---------------------------------------
[PICTURE OF PHONE]                      1. VOTE BY TELEPHONE
                                           Just call our dedicated proxy voting
                                           number: 1-888-221-0697.  It's
CALL 1-888-221-0697                        available [24 hours a day, 7 days a
                                           week]. Then enter the control  number
                                           from your proxy card and follow
                                           the  voice  prompts  to  record
                                           your vote.

--------------------------------------- ---------------------------------------
[PICTURE OF KEYBOARD]                   2. VOTE BY INTERNET
                                           Visit our proxy voting web site,
                                           HTTP://PROXY.STRONG.COM.  Please
VISIT OUR WEB SITE,                        review the proxy information, click
                                           on the voting button, and follow
HTTP://PROXY.STRONG.COM                    the instructions that will appear.

--------------------------------------- ---------------------------------------
[PICTURE OF REPLY ENVELOPE]             3. VOTE BY MAIL
                                           Simply fill out the proxy card and
                                           return it to us in the enclosed
RETURN THE                                 postpaid envelope. There is no need
ENCLOSED REPLY CARD                        to return the card if you vote
                                           by phone or Internet.

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       REMEMBER - YOUR VOTE MATTERS.  SO FOLLOW ONE OF THESE EASY STEPS TODAY!

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                                 [STRONG LOGO]
                                 SECURITIES OFFERED BY STRONG INVESTMENTS, INC.

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